                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[X] Preliminary proxy statement             [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

[ ] Definitive proxy statement

[ ] Definitive additional materials

[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12
                    NUVEEN SELECT MATURITIES MUNICIPAL FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------

(2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

(3) Filing party:

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(4) Date filed:

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

NOTICE OF ANNUAL MEETING                               333 West Wacker Drive
OF SHAREHOLDERS - JULY 30,                             Chicago, Illinois
1997                                                   60606
                                                       (800) 257-8787

NUVEEN SELECT MATURITIES MUNICIPAL FUND

June   , 1997

TO THE SHAREHOLDERS OF NUVEEN SELECT MATURITIES MUNICIPAL FUND:

Notice is hereby given that the Annual Meeting of Shareholders of Nuveen Select Maturities Municipal Fund, a Massachusetts business trust (the "Fund"), will be held in the 6th floor auditorium of The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois, on Thursday, July 30, 1997, at 10:30 a.m., Chicago time, for the following purposes:

    1. To elect eight (8) trustees to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified.

    2. To ratify the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1998.

    3. To approve changes to the Fund's fundamental investment policies regarding its maturity limitations.

    4. To transact such other business as may properly come before the Annual Meeting.

Shareholders of record at the close of business on June 2, 1997 are entitled to notice of and to vote at the Annual Meeting.

IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE FOR THE FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, IF YOU DO NOT EXPECT TO BE PRESENT IN PERSON AT YOUR ANNUAL MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

PROXY STATEMENT                                               333 West Wacker Drive
JUNE     , 1997                                               Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

NUVEEN SELECT MATURITIES MUNICIPAL FUND

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of Nuveen Select Maturities Municipal Fund (the "Fund") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on July 30, 1997 (the "Annual Meeting"), and at any and all adjournments thereof.

On the matters coming before the Annual Meeting as to which a choice has been specified by the shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the eight nominees for trustee, as listed in this Proxy Statement, FOR ratification of the selection of Ernst & Young LLP as the Fund's independent auditors and FOR the proposed changes to the Fund's fundamental investment policies. Shareholders who execute proxies may revoke them at any time before they are voted by filing with the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

A quorum of shareholders is required to take action at the Annual Meeting. A majority of the shares entitled to vote at the Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at the Annual Meeting. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matters submitted to the shareholders for a vote, abstentions and broker non-votes will have no effect on the election of trustees (the eight nominees receiving the largest number of votes will be elected) and will be treated as shares voted against ratification of the selection of independent auditors and against the proposed changes to the Fund's fundamental investment policies. The details of the proposals to be voted on by the Fund's shareholders and the vote required for approval of each proposal are set forth under the description of each proposal below.

As of June 2, 1997, there were issued and outstanding          shares of
beneficial interest of the Fund (the "Shares"). Those persons who were shareholders of record at the close of business on June 2, 1997 will be entitled to one vote for each Share held.

This Proxy Statement is first being mailed to shareholders of the Fund on or
about June   , 1997.

1. ELECTION OF TRUSTEES

At the Annual Meeting, eight (8) trustees are to be elected to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified. The affirmative vote of a plurality of the shares present and entitled to vote will be required to elect the trustees of the Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a trustee if elected; however, should any nominee become unable or unwilling to accept nomination or election, the proxies will be voted for one or more substitute nominees designated by the present Board of Trustees.

The table below shows each nominee's age, principal occupations and other business affiliations, the year in which each nominee was first elected or appointed a trustee of the Fund, and the number of Shares of the Fund and the common shares of all funds managed by Nuveen Advisory Corp. (excluding money market funds) which each nominee beneficially owned as of April 30, 1997. All of the nominees, except Ms. Stockdale and Messrs. Bremner and Schneider, were last elected to the Board of Trustees at the 1996 annual meeting of shareholders. Messrs. Bremner and Schneider were appointed to the Fund's Board of Trustees in May, 1997 and will be standing for election by each Fund's shareholders for the first time at the Annual Meeting. The appointment of Messrs. Bremner and Schneider was made in connection with an expansion of the size of the Board of Trustees. In addition, Ms. Stockdale will also be standing for election by the Fund's shareholders for the first time at the Annual Meeting. Ms. Stockdale's appointment, which is effective July 1, 1997, is intended to fill a vacancy that will occur upon the retirement of Margaret K. Rosenheim from the Fund's Board of Trustees on July 30, 1997. Pursuant to the term limits set by the Board of Trustees, Ms. Rosenheim is not eligible for reelection. The Board of Trustees and all management of the Nuveen Funds wish to express their appreciation to Ms. Rosenheim for her contribution to the Nuveen Funds.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

NOMINEES FOR TRUSTEE

--------------------------------------------------------------------------------------
                                                                           Full Shares
                                                                    Beneficially Owned
                                                                        April 30, 1997
                                                                   -------------------
                                                                                All
Name, Age and Principal Occupations of    Year First Elected        The        Nuveen
Nominees as of April 30, 1997(1)          or Appointed a Trustee    Fund(2)    Funds(3)
--------------------------------------------------------------------------------------
Robert P. Bremner (57)                    1997
Trustee of the Fund; Private investor
and management consultant.

Lawrence H. Brown (62)                    1993                       1,009          --
Trustee of the Fund; retired in August
1989 as Senior Vice President of The
Northern Trust Company.

*Anthony T. Dean (52)                     1996                          --          --
Trustee of the Fund, President of the
Fund (since July 1, 1996); Chairman
(since July 1, 1996) and Trustee of the
Select Tax-Free Portfolios advised by
Nuveen Institutional Advisory Corp.
(since July 1994); President (since July
1, 1996) and Director of The John Nuveen
Company (since March 1992), John Nuveen
& Co. Incorporated, Nuveen Advisory
Corp. (since October 1992) and Nuveen
Institutional Advisory Corp. (since
October 1992).

Anne E. Impellizzeri (64)                 1994                          --          --
Trustee of the Fund; President and Chief
Executive Officer of Blanton-Peale,
Institutes of Religion and Health (since
December 1990); prior thereto, Vice
President of New York City Partnership
(from 1987 to 1990) and Vice President
of Metropolitan Life Insurance Company
(from 1980 to 1987).

Peter R. Sawers (64)                      1992                          --          --
Trustee of the Fund; Adjunct Professor
of Business and Economics, University of
Dubuque, Iowa (since January 1991);
Adjunct Professor, Lake Forest Graduate
School of Management, Lake Forest,
Illinois (since January 1992); prior
thereto, Executive Director, Towers
Perrin Australia (management
consultant); Chartered Financial
Analyst; Certified Management
Consultant.

William J. Schneider (53)                 1997
Trustee of the Fund; Senior partner,
Miller-Valentine Partners; Vice
President Miller-Valentine Realty, Inc.

--------------------------------------------------------------------------------------
                                                                           Full Shares
                                                                    Beneficially Owned
                                                                        April 30, 1997
                                                                   -------------------
                                                                                All
Name, Age and Principal Occupations of     Year First Elected       The        Nuveen
Nominees as of April 30, 1997(1)           or Appointed a Trustee   Fund(2)    Funds(3)
--------------------------------------------------------------------------------------
*Timothy R. Schwertfeger (48)             1994                          --          --
Trustee of the Fund; Chairman of the
Fund (since July 1, 1996); Chairman
(since July 1, 1996) and Director of The
John Nuveen Company (since March 1992),
John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. (since October 1992) and
Nuveen Institutional Advisory Corp.
(since October 1992).

Judith M. Stockdale                       1997
Trustee of the Fund (effective July 1,
1997); Executive Director (since 1994)
of Gaylord and Dorothy Donnelly
Foundation; prior thereto Executive
Director (from 1990 to 1994) of Great
Lakes Protection Fund.
--------------------------------------------------------------------------------------

(*) "Interested person" as defined in the Investment Company Act of 1940, as amended, by reason of being an officer or director of the Fund's investment adviser, Nuveen Advisory Corp.

(1) The trustee nominees of the Fund, except Ms. Stockdale, are board members of 42 Nuveen open-end funds and 52 closed-end funds managed by Nuveen Advisory Corp. ("NAC Funds"). Ms. Stockdale will be a board member of the same Nuveen open-end funds and closed-end funds effective July 1, 1997. In addition, Messrs. Dean and Schwertfeger are also board members of 8 funds managed by Nuveen Institutional Advisory Corp. ("NAIC Funds").

(2) In addition to the Shares shown in this column, Nuveen Advisory Corp., of which Messrs. Dean and Schwertfeger are directors, beneficially owned on April 30, 1997, 17,689 Shares. No trustee nominee beneficially owned as much as 1% of the outstanding Shares. The above persons have sole voting power and sole investment power as to the Shares listed.

(3) The number shown reflects the aggregate number of common shares beneficially owned in all of the NAC Funds referred to in note (1) above (excluding money market funds).

The trustees affiliated with John Nuveen & Co. Incorporated ("Nuveen") or Nuveen Advisory Corp. (the "Adviser") serve without any compensation from the Fund. Trustees who are not affiliated with Nuveen or the Adviser receive a $32,500 annual retainer for serving as a trustee or director, as the case may be, of all exchange-traded funds sponsored by Nuveen and managed by the Adviser and a $1,000 fee per day plus expenses for attendance at all meetings held on a day on which a regularly scheduled Board meeting is held, a $1,000 fee per day plus expenses for attendance in person or a $500 fee per day plus expenses for attendance by telephone at a meeting held on a day on which no regular Board meeting is held, and a $250 fee per day plus expenses for attendance in person or by telephone at a meeting of the executive committee. The annual retainer, fees and expenses are allocated among the exchange-traded funds managed by the Adviser on the basis of relative net asset sizes. The Fund has adopted a Directors' Deferred Compensation Plan pursuant to which a trustee of the Fund may elect to have all or a portion of the trustee's fee deferred. Trustees may defer fees for any calendar year by the execution of a Participation Agreement prior to the beginning of the calendar year during which the trustee wishes to begin deferral. In addition, the Trustees who are not affiliated with Nuveen or the Adviser receive a $27,500 annual retainer for services as a director or trustee, as the case may be, of all open-end funds sponsored by Nuveen and managed by the Adviser and similar per day meeting and other expenses.

The table below shows, for each trustee who is not affiliated with Nuveen or the Adviser, the aggregate compensation paid by the Fund for its fiscal year ended May 31, 1997 and the total compensation that the Nuveen funds accrued for each trustee during the calendar year 1996, including any interest accrued for trustees on deferred compensation. The rate of earnings on deferred compensation is equivalent to the average net earnings rate, computed on a quarterly basis, on the shares of such Nuveen fund.

-------------------------------------------------------------------------------------------
                                                    Aggregate            Total Compensation
                                                   Compensation                Nuveen Funds
Name of Trustee                                    from the Fund    Accrued for Trustees(1)
-------------------------------------------------------------------------------------------
Robert P. Bremner(2)                                     $
Lawrence H. Brown                                        $394                    $59,000
Anne E. Impellizzeri                                     $394                    $59,000
Margaret K. Rosenheim                                    $
Peter R. Sawers                                          $394                    $59,000
William J. Schneider(2)                                  $
Judith M. Stockdale(2)                                   $
-------------------------------------------------------------------------------------------

(1) Includes compensation for service on the boards of the NAC Funds.

(2) Messrs. Bremner and Schneider were appointed to the Board of the Fund in May 1997 and were elected to the Boards of other NAC Funds in December 1996. Ms. Stockdale was appointed to the Board of the NAC Funds, including the Fund, effective July 1, 1997.

Anthony T. Dean, Margaret K. Rosenheim and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of Trustees. The executive committee, which meets between regular meetings of the Board of Trustees, is authorized to exercise all of the powers of the Board of Trustees.
The executive committee held       meetings during the fiscal year ended May 31,
1997.

The Fund's Board of Trustees has an audit committee currently composed of Lawrence H. Brown, Anne E. Impellizzeri, Margaret K. Rosenheim and Peter R. Sawers, trustees of the Fund who are not "interested persons." The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board of Trustees. The audit committee held two meetings during the fiscal year ended May 31, 1997.

Nomination of those trustees who are not "interested persons" of the Fund is committed to a nominating committee composed of the trustees who are not "interested persons" of the Fund. It identifies and recommends individuals to be nominated for election as non-interested trustees. The nominating committee held one meeting during the fiscal year ended May 31, 1997. No policy or procedure has been established as to the recommendation of trustee nominees by shareholders.

The Board of Trustees held seven meetings during the fiscal year ended May 31, 1997. During the last fiscal year, each trustee attended 75% or more of the Fund's Board meetings and the committee meetings (if a member thereof).

The following table sets forth information as of April 30, 1997 with respect to each executive officer of the Fund, other than executive officers who are trustees and reflected above. Officers of the Fund receive no compensation from the Fund. The term of office of all officers will expire at the first meeting of the Board of Trustees of the Fund after the Annual Meeting, which Board of Trustees' meeting is presently scheduled to be held on July 30, 1997.

----------------------------------------------------------------------------------------
Name, Age and Principal Occupations for Past Five Years  Positions and Offices with Fund
----------------------------------------------------------------------------------------
William M. Fitzgerald, 33                                Vice President
Vice President of Nuveen Advisory Corp. (since December  (since 1996)
1995); prior thereto, Assistant Vice President (from
September 1992 to December 1995) and Assistant
Portfolio Manager (from June 1988 to September 1992) of
Nuveen Advisory Corp.

Kathleen M. Flanagan, 49                                 Vice President
Vice President of John Nuveen & Co. Incorporated; Vice   (since 1994)
President of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp. (since June 1996).

J. Thomas Futrell, 41                                    Vice President
Vice President of Nuveen Advisory Corp.                  (since 1992)

Steven J. Krupa, 39                                      Vice President
Vice President of Nuveen Advisory Corp.                  (since 1992)

Anna R. Kucinskis, 51                                    Vice President
Vice President of John Nuveen & Co. Incorporated.        (since 1992)

Larry W. Martin, 45                                      Vice President (since 1993) &
Vice President (since September 1992), Assistant         Assistant Secretary (since
Secretary and Assistant General Counsel of John Nuveen   1992)
& Co. Incorporated; Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory Corp. and Nuveen
Institutional Advisory Corp.; Assistant Secretary
(since February 1993) of The John Nuveen Company.

O. Walter Renfftlen, 57                                  Vice President & Controller
Vice President and Controller of The John Nuveen         (since 1992)
Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional Advisory Corp.

Thomas C. Spalding, Jr., 45                              Vice President
Vice President of Nuveen Advisory Corp. and Nuveen       (since 1992)
Institutional Advisory Corp.; Chartered Financial
Analyst.

H. William Stabenow, 62                                  Vice President & Treasurer
Vice President and Treasurer of The John Nuveen          (since 1992)
Company, John Nuveen & Co. Incorporated, Nuveen
Advisory Corp. and Nuveen Institutional Advisory Corp.

----------------------------------------------------------------------------------------
Name, Age and Principal Occupations for Past Five Years  Positions and Offices with Fund
----------------------------------------------------------------------------------------
Gifford R. Zimmerman, 40                                 Vice President (since 1993) &
Vice President (since September 1992), Assistant         Assistant Secretary (since
Secretary and Assistant General Counsel of John Nuveen   1992)
& Co. Incorporated; Vice President (since May 1993) and
Assistant Secretary of Nuveen Advisory Corp. and of
Nuveen Institutional Advisory Corp.


----------------------------------------------------------------------------------------

On April 30, 1997, trustees and executive officers of the Fund as a group
beneficially owned     Shares (less than 1%). On April 30, 1997, trustees,
trustee nominees and executive officers of the Fund as a group beneficially
owned        common shares of all funds managed by the Adviser (excluding money market funds). As of April 30, 1997, no person is known to the Fund to have owned beneficially more than five percent of the shares of the Fund.

2. SELECTION OF INDEPENDENT AUDITORS

The members of the Fund's Board who are not "interested persons" of the Fund have unanimously selected Ernst & Young LLP, independent public accountants, as independent auditors, to audit the books and records of the Fund for the fiscal year ending May 31, 1998. Ernst & Young LLP has served the Fund in this capacity since the Fund was organized and has no direct or indirect financial interest in the Fund except as independent auditors. The selection of Ernst & Young LLP as independent auditors of the Fund is being submitted to the shareholders for ratification, which requires the affirmative vote of a majority of the Shares of the Fund present and entitled to vote on the matter. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will be available to respond to any appropriate questions raised at the Annual Meeting and to make a statement if he or she wishes.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS.

3. PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT
   POLICIES

The Board has proposed amending the Fund's fundamental investment policies relating to the Fund's average effective portfolio maturity and the effective maturity of the Fund's individual portfolio securities. The Fund's current fundamental investment policy regarding the Fund's average effective portfolio maturity states:

     "...[the Fund will maintain] an average effective remaining maturity for the Fund's portfolio between eight and twelve years."

The Fund's current fundamental investment policy regarding the maturity of its individual securities states:

     "...the Fund will purchase securities having remaining effective maturities of no more than fifteen years."

The Board recommends that shareholders vote to replace these policies with the following fundamental investment policy governing the Fund's maturity:

     "The Fund will maintain an average effective portfolio maturity of twelve years or less. In addition, with respect to 80% of its total assets the Fund will not purchase securities having remaining effective maturities in excess of fifteen years."

The proposed policy would give the Fund greater flexibility both to shorten the Fund's average effective portfolio maturity and to invest in longer term bonds, subject to the average effective portfolio maturity constraint. Allowing the Fund to invest a portion of its assets in securities with remaining maturities greater than fifteen years would expand the universe of available securities. Securities with longer maturities may experience greater volatility. However, the Fund's investment adviser will continue to actively monitor the effective maturities of the Fund's investments in response to prevailing market conditions, and will adjust the Fund's portfolio consistent with the Fund's investment objectives.

VOTES REQUIRED

Approval of the proposed changes to the Fund's fundamental investment policies requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The term "majority of the outstanding voting securities" as defined in the 1940 Act means the affirmative vote of the lesser of (1) 67% of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of the Fund.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSED CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES.

SECTION 16 REPORTING COMPLIANCE

Section 30(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), and Section 16(a) of the Securities Exchange Act of 1934, as amended, require the Fund's officers and trustees, investment adviser, affiliated persons of the investment adviser and persons who own more than ten percent of a registered class of the Fund's equity securities to file forms reporting their affiliation with the Fund and reports of ownership and changes in ownership of Fund shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These persons and entities are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to the Fund, the Fund believes that during the fiscal year ended May 31, 1996, all Section 16(a) filing requirements applicable to the Fund's officers and trustees, investment adviser and affiliated persons of the investment adviser were complied with except that one Form 4 filing made on behalf of Mr. Sawyers was inadvertently not made in a timely fashion.

INFORMATION ABOUT THE FUND'S INVESTMENT ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois, serves as investment adviser and manager for the Fund since it was organized. The Adviser is a wholly-owned subsidiary of Nuveen, 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen is a subsidiary of The John Nuveen Company which in turn is approximately 78% owned by The St. Paul Companies, Inc., ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries. Nuveen acted as co-managing underwriter for the Fund in its initial public offering of Shares in September 1992.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of Shareholders to be held in 1998, a shareholder proposal must be received at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than February
  , 1998.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement, and all other costs in connection with the solicitation of proxies, will be paid by the Fund. Additional solicitation may be made by letter, telephone or telegraph by officers of the Fund, by officers or employees of John Nuveen & Co. Incorporated or Nuveen Advisory Corp., or by dealers and their representatives. The Fund has engaged Tritech Services to assist in the solicitation of proxies at a total estimated cost of $3,500.

ANNUAL REPORT DELIVERY

The Fund's annual report for the fiscal year ended May 31, 1996 was sent to shareholders of record following the Fund's fiscal year end. THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MAY 31, 1996 ANNUAL REPORT AND ITS MORE RECENT SEMI ANNUAL REPORT UPON REQUEST. SUCH WRITTEN OR ORAL REQUEST SHOULD BE DIRECTED TO THE FUND AT 333 WEST WACKER DRIVE, CHICAGO, ILLINOIS 60606 OR BY CALLING 1-800-257-8787.

GENERAL

Management does not intend to present and does not have reason to believe that others will present any other items of business at the Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted upon such matters in accordance with the judgment of the persons acting under the proxies.

A list of shareholders entitled to be present and to vote at the Annual Meeting will be available at the offices of the Fund, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours for ten days prior to the date of the Annual Meeting.

Failure of a quorum to be present at the Annual Meeting will necessitate adjournment and will subject the Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of the Annual Meeting to permit further solicitation of proxies with respect to any of the proposals if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under the Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT IN PERSON, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Gifford R. Zimmerman
Vice President and Assistant Secretary

                                                                          NIM797

                                                                   PROXY BALLOT

NUVEEN SELECT MATURITIES MUNICIPAL FUND

COMMON SHARES
PROXY SOLICITED BY THE BOARD OF TRUSTEES
FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 30, 1997

The undersigned hereby appoints Timothy R. Schwertfeger, Anthony T. Dean, Larry W. Martin, and Gifford R. Zimmerman, and Thomas S. Harmon and each of them, with full power of substitution, Proxies for the undersigned to represent and vote the common shares of the undersigned at the Annual Meeting of Shareholders of Nuveen Select Maturities Municipal Fund to be held on July 30, 1997 or any adjournment or adjournments thereof:

1. Election of Trustees:
   NOMINEES: Robert P. Bremner, Lawrence H. Brown, Anthony T. Dean,
             Anne E. Impellizzeri, Peter R. Sawers, William J. Schneider, Timothy R. Schwertfeger and Judith M. Stockdale.

2. Ratification of the selection of Ernst & Young LLP as independent auditors for the fiscal year ending May 31, 1998.

3. Approval of changes to the Fund's fundamental investment policies.

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

--------------------------------------------------------------------------------
You are encouraged to specify your choices by marking the appropriate boxes ON THE REVERSE SIDE. If you do not mark any boxes, your Proxy will be voted in accordance with the Board of Trustees' recommendations. Please sign, date and return this Proxy card promptly using the enclosed envelope.
--------------------------------------------------------------------------------
                               SEE REVERSE SIDE
                                                                        NIM797

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

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR ALL NOMINEES AND EACH PROPOSAL:           Please mark your votes as in this example. [X]
1.  ELECTION OF TRUSTEES:
    (SEE REVERSE FOR NOMINEES)    [ ]  FOR              [ ]   WITHHOLD authority        [ ]   WITHHOLD authority to vote
                                       all nominees           to vote for all nominees        for nominees indicated below:
                                                                                           ____________________________________
INSTRUCTIONS:
To grant authority to vote FOR ALL nominees, mark the box on the left above OR do not mark any box above.
To WITHHOLD authority to vote FOR ALL nominees, mark the box in the middle above.
To WITHHOLD authority to vote FOR ANY ONE OR MORE of the nominees, mark the box on the right above AND write each nominee's name in the space provided.
                                                                                                              FOR  AGAINST  ABSTAIN
2.  RATIFICATION OF THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING     [ ]    [ ]      [ ]
    MAY 31, 1998.                                                                                             FOR  AGAINST  ABSTAIN
3.  APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL INVESTMENT POLICIES.                                        [ ]    [ ]      [ ]
4.  IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME
    BEFORE THE ANNUAL MEETING.


The shares to which this Proxy relates will be voted as specified. If no specification is made, such shares will be voted for the election of Trustees and for the proposals set forth on this Proxy.


Please be sure to sign and date this Proxy.

                     _____________________________      __________________
Shareholder sign here                              Date

                   _______________________________      __________________
Co-owner sign here                                 Date

NOTE: Please sign exactly as your name appears on this Proxy. If signing for estates, trusts or corporations, title or capacity should be stated. If shares are held jointly, each holder should sign.

[ ] BK NIM797                                                       NIM797
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